UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

     CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2007

Cardinal Health, Inc.

Ohio	1-11373	31-0958666
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

7000 Cardinal Place, Dublin, Ohio 43017 (Address of principal executive offices) (Zip Code) (614) 757-5000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On May 11, 2007, Cardinal Health, Inc. (the “Company”) and its newly formed, wholly owned subsidiary, Eagle Merger Corp. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VIASYS Healthcare Inc. (“VIASYS”), pursuant to which Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of VIASYS at a price per share equal to $42.75 plus, if the first acceptance for payment by Merger Sub of the shares tendered in the Offer has not occurred within 45 days of the date of the Merger Agreement, an additional $0.007027 for each day during the period commencing on the 45th day after the date of the Merger Agreement and ending on such date of first acceptance (such amount, the “Offer Price”). Following the consummation of the Offer, Merger Sub will merge with and into VIASYS (the “Merger”), and all shares of VIASYS common stock not acquired in the Offer will be converted into the right to receive the Offer Price (other than shares held by holders who have properly exercised their dissenters’ rights under Section 262 of the Delaware General Corporation Law). The Merger Agreement includes customary representations, warranties and covenants by the parties.

     The Company agreed that Merger Sub would commence the Offer as promptly as reasonably practicable after the date of the Merger Agreement and in any event within 8 business days after the date of the Merger Agreement, and the Offer will remain open for at least 20 business days. The obligation to accept for payment and pay for shares of VIASYS common stock tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding shares of common stock of VIASYS, on a fully diluted basis, (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) accuracy of representations of VIASYS, (5) compliance with covenants of VIASYS and (6) the absence of a material adverse effect on VIASYS.

     In the Merger Agreement, VIASYS granted to the Company and Merger Sub an irrevocable option (the “Short-Form Merger Option”) to purchase, at a per share price equal to the Offer Price, shares of VIASYS common stock equal to the number of shares of VIASYS common stock that, when added to the number of shares of VIASYS common stock owned by the Company and Merger Sub immediately following consummation of the Offer, equals one share more than 90% of the shares of VIASYS common stock then outstanding on a fully diluted basis. The Short-Form Merger Option is exercisable only after the Company and Merger Sub own at least 80% of the outstanding shares of VIASYS common stock, and is not exercisable if the number of shares of VIASYS common stock that would need to be issued exceeds the number of authorized but unissued shares of VIASYS common stock.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.01 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or VIASYS. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by VIASYS to the Company and Merger Sub in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and VIASYS, on the other hand, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Merger Sub or VIASYS.

     The Company and VIASYS issued a joint press release on May 14, 2007 announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.01 to this report and is incorporated in this report by reference. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.02 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	2.01	Agreement and Plan of Merger, dated as of May 11, 2007, among Cardinal Health, Inc., Eagle Merger Corp. and VIASYS Healthcare Inc.*

	99.01	Joint press release, dated May 14, 2007, of Cardinal Health, Inc. and VIASYS Healthcare Inc. regarding execution of the Agreement and Plan of Merger.

	99.02	Information disclosed by Cardinal Health, Inc. on May 14, 2007.

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* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: May 14, 2007	By: /s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

Important Information

     This filing is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of VIASYS common stock described in this filing has not commenced. At the time the expected tender offer is commenced, the Company or a wholly owned subsidiary of the Company will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”), and VIASYS will file a solicitation/recommendation statement with respect to the tender offer. Investors and VIASYS stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and other offer documents) and the related solicitation/recommendation statement because they will contain important information. When available, the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of VIASYS at no expense to them. These documents will also be available at no charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

     This filing contains forward-looking statements as defined by the federal securities laws which are based on the Company’s current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. The Company undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT INDEX

2.01	Agreement and Plan of Merger, dated as of May 11, 2007, among Cardinal Health, Inc., Eagle Merger Corp. and VIASYS Healthcare Inc.*

99.01	Joint press release, dated May 14, 2007, of Cardinal Health, Inc. and VIASYS Healthcare Inc. regarding execution of the Agreement and Plan of Merger.

99.02	Information disclosed by Cardinal Health, Inc. on May 14, 2007.

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* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.